Edison International

                                POWER OF ATTORNEY


     The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, THEODORE F. CRAVER, JR., THOMAS M. NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, RAYNA
M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, POLLY L. GAULT, and DOUGLAS G. GREEN, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2001, any Current Reports on Form 8-K from time to time during 2001 and through February 21, 2002, or in the event this Board of Directors does not meet on February 21, 2002, through the next succeeding date on which this Board holds a meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

     Executed at Rosemead, California, as of this 15th day of February, 2001.

                                  EDISON INTERNATIONAL


                                  By:      John E. Bryson
                                        ----------------------------------
                                           John E. Bryson
                                           Chairman of the Board, President,
                                           and Chief Executive Officer


Attest:

Beverly P. Ryder
---------------------------
Beverly P. Ryder
Secretary



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                            2001 Edison International
                      10-K, 10-Q, and 8-K Power of Attorney


Principal Executive Officer:

John E. Bryson
----------------------------
John E. Bryson                          Chairman of the Board,
                                        President, Chief Executive Officer,
                                        and Director


Principal Financial Officer:

Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                 Senior Vice President,
                                        Chief Financial Officer,
                                        and Treasurer


Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                        Vice President and Controller


Additional Directors:

Warren Christopher          Director         Ronald L. Olson          Director
---------------------------                  -------------------------
Warren Christopher                           Ronald L. Olson

Stephen E. Frank            Director         James M. Rosser          Director
---------------------------                  -------------------------
Stephen E. Frank                             James M. Rosser

Joan C. Hanley              Director         Robert H. Smith          Director
---------------------------                  -------------------------
Joan C. Hanley                               Robert H. Smith

Carl F. Huntsinger          Director         Thomas C. Sutton         Director
---------------------------                  -------------------------
Carl F. Huntsinger                           Thomas C. Sutton

Charles D. Miller           Director         Daniel M. Tellep         Director
---------------------------                  -------------------------
Charles D. Miller                            Daniel M. Tellep

Luis G. Nogales             Director         Edward Zapanta           Director
---------------------------                  -------------------------
Luis G. Nogales                              Edward Zapanta